SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
______________________________

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12
Global X Funds

(Name of Registrant as Specified In Its Charter)
______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
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2.	Aggregate number of securities to which transaction applies:
______________________________________________________________________________________________

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________________

4.	Proposed maximum aggregate value of transaction:
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5.	Total fee paid:
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☐	Fee paid previously with preliminary proxy materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
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2.	Form, Schedule or Registration Statement No.:
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3.	Filing Party:
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4.	Date Filed:
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600 Lexington Avenue 20th floor New York, New York 10022

IMPORTANT NOTICE: WE NEED YOUR HELP

May 11, 2018

Dear Valued Shareholder,

We still need your help. The special meeting of shareholders of the Global X Funds was adjourned today until Friday, June 8th to provide shareholders who have not yet cast their important proxy vote with more time to do so.

OUR RECORDS INDICATE THAT WE HAVE NOT YET
RECEIVED A PROXY VOTE FOR YOUR SHARES.

Please help us today by taking a moment to cast your vote. We need your proxy vote as soon as possible to allow us to proceed with important business of the Global X Funds. The Funds’ Board recommends that shareholders of each Global X Fund vote FOR the proposals.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at proxyonline.com/docs/globalx.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-967-5068 (or 1-201-806-7301 for international callers). Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We very much appreciate your attention to this matter. We would not continue to contact you if the matter was not urgent. Please support the Global X Funds, and help us by casting your vote today!

Sincerely,

Luis Berruga
President

How do I vote?

We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. There are four convenient methods for casting your important proxy vote:

1.
Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-967-5068 (or 1-201-806-7301 for international callers. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the four voting methods listed above to ensure that your vote is recorded by or before June 8, 2018.

600 Lexington Avenue 20th floor New York, New York 10022

IMPORTANT NOTICE: WE NEED YOUR HELP

May 11, 2018

Dear Valued Shareholder,

We still need your help. The special meeting of shareholders of the Global X Funds was adjourned today until Friday, June 8th to provide shareholders who have not yet cast their important proxy vote with more time to do so.

OUR RECORDS INDICATE THAT WE HAVE NOT YET
RECEIVED A PROXY VOTE FOR YOUR SHARES.

Please help us today by taking a moment to cast your vote. We need your proxy vote as soon as possible to allow us to proceed with important business of the Global X Funds. The Funds’ Board recommends that shareholders of each Global X Fund vote FOR the proposals.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at proxyonline.com/docs/globalx.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-967-5068 (or 1-201-806-7301 for international callers) and ask for extension 12. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We very much appreciate your attention to this matter. We would not continue to contact you if the matter was not urgent. Please support the Global X Funds, and help us by casting your vote today!

Sincerely,

Luis Berruga
President

How do I vote?

We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. There are four convenient methods for casting your important proxy vote:

1.
Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-967-5068 (or 1-201-806-7301 for international callers) and ask for extension 12. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the four voting methods listed above to ensure that your vote is recorded by or before June 8, 2018.